UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 20, 2006



                          LEGALPLAY ENTERTAINMENT INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                Florida                    000-29219             98-0199508
    -------------------------------   ------------------     -------------------
    (State or other jurisdiction of    (Commission File        (IRS Employer
    incorporation or organization)          Number)          Identification No.)


          Suite 206 - 388 Drake Street
      Vancouver, British Columbia, Canada                        V6B 6A8
--------------------------------------------------             ----------
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number
            (including area code)                            (604) 648-2090



----------------------------------------------------           ----------
     (Former name or former address if
        changed since last report)                             (Zip Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1     REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              No events to report.

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

              No events to report.

ITEM 1.03     BANKRUPTCY OR RECEIVERSHIP.

              No events to report.


SECTION 2     FINANCIAL INFORMATION

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

              No events to report.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

              No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE
              SHEET ARRANGEMENT.

              No events to report.

ITEM 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

              No events to report.

ITEM 2.06     MATERIAL IMPAIRMENTS.

              No events to report.


SECTION 3     SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

              No events to report.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

              No events to report.

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

              No events to report.


SECTION 4     MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On July 20, 2006, the Registrant's Board of Directors agreed, by resolution, to terminate the services of their principal accountant, Amisano Hanson, Chartered Accountants of Vancouver, Canada. They further resolved to hire the accounting firm, Dale Matheson Carr-Hilton Labonte, Chartered Accountants, as their replacement.

              The decision to change the Registrant's certified accountant had nothing to do with the performance of the former accountant's services. Amisano Hanson's report in the 2005 Consolidated Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

              The Registrant did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Amisano Hanson satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

              The Company has given Amisaon Hanson authorization to fully respond to the inquiries of the Company's new accountants, Dale Matheson Carr-Hilton Labonte, concerning the previous consolidated financial statements audited by Amisano Hanson. There were no limitations placed upon Amisano Hanson, whatsoever.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

              No events to report.


SECTION 5     CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

              No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

              No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

              No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

              No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

              No events to report.


SECTION 6     [RESERVED]


SECTION 7     REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE.

              No events to report.


SECTION 8     OTHER EVENTS

ITEM 8.01     OTHER EVENTS.

              No events to report.


SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              Exhibits:
              ---------

              1.    Resolution  of  the  Board  of  Directors  of  LegalPlay
                    Entertainment  Inc.  dated  July  20,  2006.
              2. Letter from Registrant to Amisano Hanson Chartered Accountants dated July 20, 2006.
              3. Letter from Amisano Hanson Chartered Accountants, addressed to the Commission, stating they agree with the statements made by the issuer in the Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEGALPLAY ENTERTAINMENT INC.


/s/ Cecil Morris
------------------------------------------
Cecil Morris, President

July 20, 2006
------------------------------------------
Date